UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 2, 2009
LINCOLN ELECTRIC HOLDINGS, INC.
(Exact name of registrant as specified in its charter)
0-1402
(Commission File Number)

Ohio	34-1860551
(State or other jurisdiction of	(I.R.S. Employer Identification No.)
incorporation)
22801 St Clair Avenue
Cleveland, Ohio 44117
(Address of principal executive offices, with zip code)
(216) 481-8100
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
On February 2, 2009, Lincoln Electric Holdings, Inc. (the “Company”) issued a press release reporting cost-saving measures. A copy of the Company’s press release issued on February 2, 2009 is attached hereto as Exhibit 99.1 and incorporated herein by reference. The press release is also available through the Company’s website at www.lincolnelectric.com.
Item 9.01 Financial Statements and Exhibits.
          (d) Exhibits
            99.1      The Company’s press release dated February 2, 2009.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LINCOLN ELECTRIC HOLDINGS, INC

/s/ Vincent K. Petrella Vincent K. Petrella
Senior Vice President, Chief Financial Officer and
Treasurer
(principal financial and accounting officer)
February 2, 2009

LINCOLN ELECTRIC HOLDINGS, INC.
INDEX TO EXHIBITS

Exhibit No.	Exhibit

99.1	The Company’s press release dated February 2, 2009.